Exhibit 10.5

EXECUTION VERSION

SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This SECOND AMENDMENT (this “Amendment”), dated as of November 5, 2021, is among TRIUMPH RECEIVABLES, LLC, a Delaware limited liability company, as seller (the “Seller”), TRIUMPH GROUP, INC., a Delaware corporation (“Triumph”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as a Related Committed Purchaser, as an LC Participant, as a Purchaser Agent, as administrator (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrator”) and as issuer of letters of credit (in such capacity, together with its successors and permitted assigns in such capacity, the “LC Bank”). Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Agreement (as defined below).

RECITALS

1. The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of September 29, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2. Concurrently herewith, the Seller, the Servicer, PNC, as depository bank, and the Administrator are entering into that certain Amendment No. 14 to Blocked Account Agreement, dated as of the date hereof (the “Blocked Account Amendment”).

3. Concurrently herewith, the Servicer, the Seller and the Originators are entering into that certain First Amendment to the Amended and Restated Purchase and Sale Agreement, dated as of the date hereof (the “PSA Amendment”).

4. Concurrently herewith, the Performance Guarantor and the Administrator are entering into that certain Second Amended and Restated Performance Guaranty, dated as of the date hereof (the “Performance Guaranty”).

5. Concurrently herewith, PNC, the Structuring Agent, the Seller and the Servicer are entering into that certain Twelfth Amended and Restated Purchaser Group Fee Letter, dated as of the date hereof (the “Fee Letter” and together with the Blocked Account Amendment, the PSA Amendment and the Performance Guaranty, collectively, the “Related Agreements”).

6. Triumph wishes to grant a security interest in the equity interests of the Seller and the Company Notes in favor of PNC to secure obligations under certain other facilities (the “Proposed Pledge”).

7. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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SECTION 1.
Amendments to the Agreement. The Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.
SECTION 2.
Conditions to Effectiveness.

This Amendment shall become effective as of the date hereof, provided that neither the Facility Termination Date nor a Termination Event or Unmatured Termination Event has occurred and subject to the condition precedent that the Administrator shall have received each of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

(a)
counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;
(b)
counterparts of each of the Related Agreements (whether by facsimile or otherwise) executed by each of the respective parties thereto;
(c)
evidence that the “Amendment Fee” (as defined in the Fee Letter) has been received by the Structuring Agent;
(d)
a pro forma Information Package prepared after giving effect to the transactions contemplated by this Amendment and the Related Agreements; and
(e)
such other documents, agreements, certificates, opinions and instruments as the Administrator may reasonably request prior to delivery by the Administrator of an executed counterpart of this Amendment.
SECTION 3.
Consents to Related Agreements. Each of the parties hereto consents to the execution and delivery of each Related Agreement on the date hereof.
SECTION 4.
Consent to Proposed Pledge. Each of the parties hereto consents to the Proposed Pledge.
SECTION 5.
Representations and Warranties.

Each of the Seller and the Servicer, as applicable, hereby represents and warrants to each Purchaser, each LC Participant, each Purchaser Agent, the LC Bank and the Administrator as follows:

(a)
Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)
Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on each of its parts. This

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Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.
(c)
No Default. Immediately after giving effect to this Amendment, the Related Agreements and the transactions contemplated hereby and thereby, no Termination Event or Unmatured Termination Event exists or shall exist.
SECTION 6.
Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.
SECTION 7.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
SECTION 8.
Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
SECTION 9.
Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
SECTION 10.
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 11.
Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

TRIUMPH RECEIVABLES, LLC,

as Seller

By: /s/ Jennifer H. Allen____________________________
Name: Jennifer H. Allen
Title: Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.,
in its individual capacity and as Servicer

By: /s/ Jennifer H. Allen____________________________
Name: Jennifer H. Allen
Title: Senior Vice President, General Counsel and Secretary

S-1 A&R RPA Amendment #2
(Triumph)

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PNC BANK, NATIONAL ASSOCIATION,
as Administrator, as LC Bank, as a Related Committed Purchaser, as an LC Participant and as a Purchaser Agent

By: /s/ Christopher Blaney
Name: Christopher Blaney
Title: Senior Vice President

S-2 A&R RPA Amendment #2
(Triumph)

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EXHIBIT A

AMENDMENTS TO THE AGREEMENT

(attached)

EXHIBIT A A&R RPA Amendment #2
(Triumph)

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